UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2008

Date of Report (Date of earliest event reported)

Adelphia Recovery Trust

Exact Name of Registrant as Specified in its Charter

Delaware	0-53209	11-6615508
State of Incorporation	Commission File Number	IRS Employer Identification Number

919 North Market Street, 17th Floor, P.O. Box 705, Wilmington, Delaware 19899
Address of principal executive offices, including zip code

302-652-4100  Attn: Dean Ziehl

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02             Unregistered Sales of Equity Securities.

On October 3, 2008, the Adelphia Recovery Trust issued 229,000 units of CVV Series ACC-6D1 Interests, 277,205 units of CVV Series ACC-6E/F1 Interests and 18,473,149 units of CVV Series ACC-7A Interests to the Adelphia Recovery Trust Disputed Ownership Fund, which will transfer such units to certain creditors of the Adelphia Communications Corporation bankruptcy estate pursuant to the First Modified Fifth Amended Joint Chapter 11 Plan of Reorganization (the “Plan”) of Adelphia Communications Corporation and certain of its subsidiaries.  The issuance of the units was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 1145 of the Bankruptcy Code.

A creditor receives one unit for each dollar of such creditor’s claim deficiency, which deficiency is equal to the amount of such creditor’s allowed claim less any distributions to such creditor pursuant to the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2008	By:	/s/ Dean A. Ziehl
	Name:	Dean A. Ziehl
	Title:	ART Trustee